

FLUX POWER

LEADING LITHIUM ADOPTION

NASDAQ: FLUX

February 28, 2022



Safe Harbor Language

This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements.

These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “aims,” “predicts,” ”potential,” “seeks,” attempts,” “poised“ or “continues” or the negative of these terms or other similar words. These statements are only predictions.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness.

In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company. For more information, please refer to risk factors discussed in Company's periodic filings with the SEC.

Flux Power Snapshot

Nasdaq: FLUX	
Closing Price (2/9/22)	$3.42
52 Week Range	$3.00 - $17.15
Market Cap	$55M
Shares Outstanding	16.0M
Float	11.4M
Revenue (Q1 & Q2 FY'22)	$14.0M
Order Backlog (12/31/21)	$31.4M
Patent Portfolio[1]	5
Headquarters	Vista, CA
Employees	120

A Premier Partner

- A decade of experience
- Strong OEM relationships & approvals

Design & Manufacturing Expertise

- UL Listed products
- ISO 9001
- Patent protected IP

Delivering Sustainability

- Lowers carbon footprint
- Maintenance free
- High energy efficiency

Comprehensive Support

- Industry knowledge
- Application expertise
- Product support

Flux Power: A Leading Developer of Sustainable Lithium-Ion Energy Storage Solutions for Material Handling, Airport Ground Support, and Other Industrial Equipment

1. Patent portfolio includes filed and or granted patents as of the Company's most recent 10-Q filing.

A Message From The CEO

Latest Updates and Milestones for Q2’22

- Revenue increased 19% to $7.7 million in Q2’22
- Achieved 14th consecutive quarter of year-over-year revenue growth
- Received $19.8 million in customer purchase orders from both existing and new customers
- Customer order backlog increased to $31.4 million as of December 31, 2021
- Increased inventory to $19.5 million at December 31, 2021 to mitigate the impact of supply chain disruptions and to support timely deliveries
- Initiated Strategic Supply Chain & Profitability Improvement Initiatives to accelerate the path to cash flow breakeven



A Foundation Built for Fortune 500 Electrification

2009

- Founded with focus on EV battery packs



2013



- Focus shifted to industrial market

2014

- Walkie pallet jack battery pack launched



2016

- Walkie pallet jack battery pack UL Listed & approved by major OEMs

2018

- Airport Ground Support Equipment packs launched
- Counterbalanced forklift battery pack launched
- OEM private label agreement



2019



- Narrow Aisle and End rider/ center rider battery pack launched
- Moved into current facility
- UL Listing: counterbalanced forklift battery pack

2020

- 3-wheel battery pack launched
- UL Listing: narrow aisle battery pack
- SkyBMS telematics introduced
- NASDAQ uplisting
- Beam Global partnership (stationary energy storage)
- CLARK partnership



2021



- 'Next Generation' end rider / center rider battery pack launched
- UL Listing: 'Next Generation' end rider / center rider battery pack
- 10,000+ battery packs in the field

A Full Product Line that Caters to Large Fleets

Class 3 Walkie Pallet Jack

Class 3 End Rider / Center Rider

Class 2 Narrow Aisle

Class 1 3-Wheel

Class 1 Counterbalanced

Airport GSE

Stationary Energy Storage, AGVs / AMRs, Industrial Equipment



S8	S24	M24	M36	L48	X36/X48/X80	GSE	C48



Customers Are Seeking Lower Cost & Higher Performance Lithium-ion Battery Packs

Flux Power battery packs mitigate operational pain points AND at a lower total cost of ownership



Performance
Environmental Impact
Total Cost of Ownership
Safety
Maintenance
Energy Efficiency

Attribute	Lead Acid Batteries	Flux Power Lithium-ion Battery Packs
Performance	Multiple batteries required for multi-shift operations	One battery required for multi-shift operations
Lifespan*	500-1,500 cycle life	2,000-3,500 cycle life
Efficiency**	Less efficient energy storage	More efficient energy usage (30-50%)
Maintenance	Regular watering, weekly equalization charges	No required regular maintenance
Environmental	Produces off gasses; acid spills require EPA reporting	Saves tons of CO_2
Cost	Lower initial purchase cost per battery	Lower total cost of ownership

* *Based on disclosures by Enersys, East Penn, Flux Power supplier*
** *Based on Flux Power, Sept. 2020, Energy Efficiency Study for Fortune 50 US beverage distributor*

Fortune 100 Customer ROI: 81% Savings

Global manufacturer with 80 Class 1 lift trucks in fleet

- 1 lithium-ion battery per lift truck
- 3 lead acid batteries per lift truck

$0.3M
Battery Savings

$6.4M
5-Year Total Savings

$5.8M
Operating Savings

81%
% Savings vs Lead Acid

$0.2M
Energy Savings

Environmental Impact

✓ 2,000+ tons of CO_2 Saved
✓ No EPA monthly lead acid reporting
✓ No acid spills in warehouse

Battery Costs *	Lead-Acid	Flux Power Lithium-ion	Net Savings
Price per Battery	$6,500	$22,000	-$15,500
Total 5-Year Battery Cost	$1,560,000	$1,257,143	$302,857
Operating Costs			
Total 5-Year Operating Cost	$5,843,100	$ -	$5,843,100
Energy Costs			
Total 5-Year Cost	$478,034	$239,017	$239,017
5-Year Total	$7,881,134	$1,496,160	$6,384,974
Annualized Total	$1,576,227	$229,232	$1,276,995

* *Information provided based on Flux Power, Aug. 2019, lead acid to lithium-ion cost savings study for Fortune 100 industrial equipment manufacturer*

S-Series, M-Series, L48, X-Series battery packs are designed to **“plug and play”** with lift equipment from most OEMs.

~ 5%

Estimated lithium-ion market share of electric forklifts*

$2.5B

Addressable annual market for electric forklifts**

Material Handling Equipment is a Mass Market


Electrification**
100%
50%
0%
38%
62%
35%
65%
31%
69%
2018
2019
2020
Electric
Internal Combustion

Industry trends:

Industry is undergoing a multi-year transition away from internal combustion to electric power

Adopting Flux Power’s lithium-ion technology:

2030 Estimate***	
Electric Forklift Market Size	$3B **
Lithium Market Share	70% ($2B)
Flux Power Annual Revenue	$800M

Major global beverage distributor selected Flux Power to help in transitioning their fleet to lithium-ion technology

Flux Power is supplying lithium-ion battery packs to many Fortune 500 fleets

* *Lithium-ion competitor estimated sales*
** *ITA 2020 US Factory Shipments report*
*** *Forklift market growth 2% annually; lithium penetration grows 40% per year; Flux Power market share increases 2% a year*



GSE Type	Description
Ground Support Equipment	Pushback Tractors
	Belt Loaders
	Baggage Tugs

$400M+

Estimated market size* of internal combustion GSE which can be replaced by electric GSE

Airlines Pursue GSE Fleet Electrification

Industry trends:

"Green Initiatives" to reduce emissions at airports (SLC International) favor a lithium-ion solution

Only 15-25% of airline GSE fleets are electric – 75-85% of fleets are internal combustion which could be replaced by electric

Airlines adopting Flux Power's lithium-ion technology:

"By the end of 2021, 55% of our ATL Delta Cargo facility will be powered by Flux Power lithium-ion Toyota forklifts. With these maintenance free batteries… we have significantly reduced our operating costs and increased uptime."

- GSE System Asset Manager, Delta Air Lines

* *Information based on public data on airline fleet sizes; Averest estimate on electric / internal combustion mix*

The C-Series battery pack used in stationary energy storage is a natural product extension, utilizing our modular design adapted for form & power requirements


DRIVE ON SUNSHINE
BEAM

Nasdaq: BEEM

Stationary Energy Storage

Emerging New Applications:

Electrification has allowed many new applications that require non-mobile power or backup power solutions to emerge

Stationary Energy Storage Adopting Lithium-ion:

Regular monthly shipments to **Beam Global** as the exclusive supplier for their solar-powered EV charging stations

Each EV ARC™ 2020 charging station incorporates either 2 or 3 C48 lithium-ion battery packs from Flux Power

Total Battery Packs Shipped Throughout North America


Canada
Hudson Bay
Gulf of Alaska
ALBERTA
MANITOBA
SASKATCHEWAN
BRITISH COLUMBIA
ONTARIO
QUEBEC
Ottawa
NORTH DAKOTA
SOUTH DAKOTA
OREGON
Gulf of Mexico
Cuba
Dominican Republic
Guadalajara
Mexico City
Google My Maps


14000
12000
10000
8000
6000
4000
2000
0
2017
2018
2019
2020
2021
2022
Battery Packs Shipped

Go To Market – Sales Channels by Segment

	Material Handling Equipment	Airport Ground Support Equipment	Stationary Energy Storage / Other
OEMs	Toyota, Crown Equip. Raymond, CLARK, Hyster-Yale, others	TLD, Charlatte, Trepel	BEAM Global, Electric autonomous shuttle mfg
Sales Channel	OEM national accounts sales, forklift dealers, & regional battery distributors, some direct sales	Averest (airline industry distributor)	Direct sales with regular scheduled deliveries
End Users	Pepsi, Frito Lay, JBS, Subaru, others	Delta Air Lines, Swissport	Municipalities, College campuses, Amusement parks

Diverse Customer Base in Multiple Segments

Food	Beverage	Retail & Grocery	Manufacturing	Distribution	Stationary Energy Storage	Airport GSE
ARCTIC GLACIER PREMIUM ICE	Budweiser	AutoZone	SUBARU	US FOODS	BEAM	DELTA
Frito Lay	pepsi	Market Basket "MORE FOR YOUR DOLLAR"	CROWN CORK & SEAL	SpartanNash		swissport
JBS	Coca-Cola		CATERPILLAR	ANDREWS DISTRIBUTING ESTABLISHED 1976		
Mondelēz International			BENTELER	MB		
			GP Georgia-Pacific			

Evolving Product Lines For Multiple Customer Segments

FY 2020


GSE
Material Handling

FY 2021


Stationary
Energy Storage
Accessories
GSE
Material
Handling

Q1 & Q2 FY'22


Robotics
Stationary
Energy Storage
Accessories
Material
Handling
GSE

New Customer Acquisitions Create Long Term Relationships



Annual Customer Revenue
$30
$25
$20
$15
$10
$5
$0
$Millions
FY'17
FY'18
FY'19
FY'20
FY'21
New Customers Acquired FY'21
New Customers Acquired FY'20
New Customers Acquired FY'19
New Customers Acquired FY'18
New Customers Acquired FY'17

Innovative Design & Expertise







UL LISTED

Engineering Expertise

In-house engineering and software experts to design lithium-ion battery packs optimized for performance and safety.

Experience with thermodynamics, packaging, CAD & more

Intellectual Property

2 protected IP patents:

- Patented BMS firmware & battery design

3 patents pending:

- Predictive balancing
- Battery State Of Health insights
- Battery pack life improvements

Prototyping and Testing

Third party validation of highest safety & durability standards; result of significant investment.

In-house testing includes, drop testing, vibration, electrical & more

3D printing technology to rapidly develop prototypes

SkyBMS Telematics: Access to Fleet Management Anywhere & Anytime



Data is transmitted via cellular / Wi-Fi connection & stored in cloud base


CLARK
TELEMATICS

Data is collected by the telematics unit



Text and email notifications / alerts

Data is translated & a portfolio of **real time reports** made available to:

- Customer
- Dealer
- Flux Power



Remote Diagnosis

FLUX POWER

Manufacturing at Flux Power



Strategy
- Deploying lean manufacturing concepts to focus on performance

Quality
- ISO9001 certified to ensure consistent quality products

Facility
- 64,000 sq ft facility can support production for $100M annual revenue

Flexibility
- Modular product design allows assembly resources to shift based on demand

Supply Delays and Price Increases Impacted Shipments & GM

- Planned actions to restore trajectories
- Adding new battery cell supplier (lower cost, better performance) in 2021 delayed some GM actions



Revenue ($M)
Q1+Q2
Q3+Q4
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22



Margin (%)
Margin
40%
35%
30%
25%
20%
15%
10%
5%
0%
FY'17*
FY'18*
FY'19
FY'20
FY'21
Q1'22
Q2'22
Supply Chain Disruption

*Gross Margins were negative in FY 2017 & 2018

Trajectory to cash flow breakeven

Safe Harbor Language

- Improve supply chain efficiency, supplier management, better accountability, alternate suppliers
- Restructure order to purchasing to build methodologies and tracking
- Aggressive supplier selection and accountability
- Avoid excess inventory from better alignment of sales orders to purchasing
- Pricing recovery actions
- Design cost actions to lower material cost and assembly

Customer Order Backlog & Inventory


$Millions
$35
$30
$25
$20
$15
$10
$5
$0
Q2'22 12/31/2019
Q3'20 3/31/2020
Q4'20 6/30/2020
Q1'21 9/30/2020
Q2'21 12/31/2020
Q3'21 3/31/2021
Q4'21 6/30/2021
Q1'22 9/30/2021
Q2'22 12/31/2021
Customer Backlog
Inventory

- Customer order backlog reached a record $31.4 million as of December 31, 2021
- Launched lean manufacturing and added 2nd shift to increase production
- Inventory increased to $19.6 million at December 31, 2021, reflecting production delays from parts shortages

Our Products Enable our Customers to Reduce Their Carbon Footprint & Improve Their ESG Rating/Scorecard

Environmental

- 30-50% more energy efficient than lead acid batteries
- Save tons of carbon dioxide from the environment due to efficiency of lithium-ion
- No direct emissions (unlike propane or diesel)
- Don’t use toxic materials like lead or volatile cobalt
- Safe disposal of hazardous materials (no lead pollution)

Social

- Provide good quality jobs with a diverse workforce
- Safety is a key focus, UL certification for our products
- Provide benefits that enhance the well-being of our employees and their families

Governance

- Implemented Board of Directors diversity goals
- Management Team with deep experience and broad skill sets
- Audit, governance, & compensation committees
- SEC filings & compliance



Investment Summary

1 Strategic initiatives to increase profitability and mitigate ongoing global supply chain disruptions

2 Execute on record $31.4 million customer order backlog to generate cash receipts

3 Continued increase in both customer demand and related production capacity increases

4 Expansion into emerging sectors such as stationary energy storage and high voltage applications

5 Trajectory to cash flow breakeven

Management Team

FLUX POWER



Ron Dutt
Chief Executive Officer

Ford VISA



Paulus Geantil
Chief Technology Officer

aptera QUANTUM DESIGN



Justin Forbes
Director of Business Development

GE EDF renewables



Jon Berry
Chief Operating Officer

PACCAR ALSTOM



Tod Kilgore
Vice President of Sales

ACCURATE SOLUTIONS Marshalls



Christina Copley
Director of Quality & Assurance

JELD-WEN WINDOWS & DOORS PENTAIR



Andrew Bojak
Director of Product Support

SPIRENT Communications Decision Sciences



Chuck Scheiwe
Chief Financial Officer

greatcall Teletrac Navman



Tim Vaughan
Director of Engineering

JOHN DEERE Veridiam



Jeff Mason
Vice President of Manufacturing

MOTOROLA NEOTech NATEL EPIC OnCore

Capital Markets Summary

FLUX POWER

FLUX NASDAQ Listed	
Shares Outstanding	16.0M
Options/Warrants	0.5M/1.3M
Sector	Industrials
Industry	Electrical Equipment & Parts
Fiscal Year End	June 30

News Releases

- Flux Power Reports Fiscal Second Quarter 2022 Financial Results – ***Feb. 20, 2022***
- Flux Power Host Second Quarter 2022 Results Conference Call on Thursday, February 10, 2022 at 4:30 p.m. ET - ***Jan. 20, 2022***
- Flux Power Appoints Cheemin Bo-Linn to its Board of Directors - ***Jan. 19, 2022***
- Flux Power Holdings Featured on Power Systems Design's PSDcast - ***Jan. 18, 2022***
- Flux Power Issues Shareholder Letter and Corporate Update - ***Jan. 13, 2022***
- Flux Power Holdings Featured in Wall Street Resource Interview - ***Dec. 23, 2021***
- Announces Financial Results for Q1 of FY 2022; Revenue of $6.3M, an Increase of 39% YOY - ***Nov. 12, 2021***
- Announces Closing of $15 Million Registered Direct Offering Priced at a Premium to Market - ***Sep. 27, 2021***
- Announces its Q4'21 and Fiscal Year (FY'21) Financial Results & Company Update - ***Sep. 23, 2021***

Sell-Side Analyst Coverage

ROTH Capital	Craig Irwin
Maxim Group	Allen Klee
H.C. Wainwright	Amit Dayal
EF Hutton	Chip Moore

Upcoming and Past Events

- 34th Annual Roth Conference – ***Mar. 13-15, 2022***
- LD Micro Main Event XIV – ***Oct. 13, 2021***
- H.C. Wainwright Global Investment Conference – ***Sep. 14-16, 2021***
- Battery and Electrification Summit – ***Jun. 16, 2021***
- Lytham Partners Investor Conference – ***Jun. 14, 2021***
- LD Micro Invitational XI Conference – ***Jun. 10, 2021***

Flux Power
info@fluxpower.com

2685 S. Melrose Drive,
Vista, CA 92081

Investor Relations
Chris Tyson
Executive Vice President
MZ North America
Direct: 949-491-8235
FLUX@mzgroup.us
www.mzgroup.us